Forward Air Corporation
Historical Operating Data - Unaudited

	2013
	March 31	June 30	September 30	December 31	Average

Forward Air, Inc.
Average linehaul pounds per week (1)
(in thousands)	32,215	35,326	36,117	37,724	35,358
Number of terminals - Company-operated	66	66	66	66	66
Number of terminals - agent	22	22	22	22	22
Number of terminals - total	88	88	88	88	88
Average tractors - Company	210	211	203	203	207
Average leased tractors - Company	2	1	1	1	1
Average leased straight trucks - Company	1	1	—	—	1
Average tractors - owner-operator	945	961	964	959	957
Average tractors - total	1,158	1,174	1,168	1,163	1,166
Average trailers	2,882	3,021	3,030	3,019	2,988

Forward Air Solutions, Inc.
Number of terminals - Company-operated	19	19	19	19	19
Number of terminals - agent	5	5	5	5	5
Number of terminals - total	24	24	24	24	24
Average tractors - Company	45	58	62	61	57
Average leased tractors - Company	4	2	11	11	7
Average straight trucks & vans - Company	107	139	139	134	130
Average leased straight trucks - Company	34	33	24	24	29
Average tractors - owner-operator	83	84	89	92	87
Average straight trucks & vans - owner-operator	59	65	67	72	66
Average tractors - total	332	381	392	394	376
Average trailers	25	125	126	126	101

Total Quality, Inc.
Average tractors - Company	61	61	66	67	64
Average tractors - owner-operator	3	10	15	16	11
Average tractors - total	64	71	81	83	75
Average trailers	68	77	92	92	82

(1) Includes pounds associated with linehaul shipments only.

Forward Air Corporation
Historical Operating Data - Unaudited

	2014
	March 31	June 30	September 30	December 31	Average

Forward Air, Inc.
Average linehaul pounds per week (1)
(in thousands)	35,057	36,965	37,877	39,883	37,445
Number of terminals - Company-operated	66	66	66	66	66
Number of terminals - agent	22	22	22	22	22
Number of terminals - total	88	88	88	88	88
Average tractors - Company	230	222	217	210	220
Average leased tractors - Company	1	1	1	1	1
Average leased straight trucks - Company	1	1	1	1	1
Average tractors - owner-operator	928	942	936	920	932
Average tractors - total	1,160	1,166	1,155	1,132	1,153
Average trailers	3,114	3,481	3,479	3,479	3,388

Forward Air Solutions, Inc.
Number of terminals - Company-operated	19	19	19	21	20
Number of terminals - agent	5	5	5	8	6
Number of terminals - total	24	24	24	29	26
Average tractors - Company	57	57	60	61	59
Average leased tractors - Company	2	—	4	4	3
Average straight trucks & vans - Company	162	162	161	158	161
Average leased straight trucks - Company	21	18	17	16	18
Average tractors - owner-operator	88	82	84	85	85
Average straight trucks & vans - owner-operator	74	69	78	91	78
Average tractors - total	404	388	404	415	404
Average trailers	126	126	126	126	126

Total Quality, Inc.
Average tractors - Company	77	77	74	70	75
Average tractors - owner-operator	19	18	14	10	15
Average tractors - total	96	95	88	80	90
Average trailers	92	114	119	119	111

(1) Includes pounds associated with linehaul shipments only.

Forward Air Corporation
Historical Operating Data - Unaudited

2015
March 31

Forward Air, Inc.
Average linehaul pounds per week (1)
(in thousands)	40,967
Number of terminals - Company-operated	74
Number of terminals - agent	17
Number of terminals - total	91
Average tractors - Company	307
Average leased tractors - Company	72
Average leased straight trucks - Company	22
Average tractors - owner-operator	1,575
Average tractors - total	1,976
Average trailers	3,731
Average leased trailers	1,057
Average trailers - total	4,788

Forward Air Solutions, Inc.
Number of terminals - Company-operated	19
Number of terminals - agent	10
Number of terminals - total	29
Average tractors - Company	65
Average leased tractors - Company	—
Average straight trucks & vans - Company	156
Average leased straight trucks - Company	15
Average tractors - owner-operator	91
Average straight trucks & vans - owner-operator	81
Average tractors - total	408
Average trailers	126

Total Quality, Inc.
Average tractors - Company	83
Average tractors - owner-operator	11
Average tractors - total	94
Average trailers	96

(1) Includes pounds associated with linehaul shipments only.